                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




                      August 22, 1995    (August 22, 1995)
                      ------------------------------------
                Date of Report (Date of earliest event reported)




                         UNION PLANTERS CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



       TENNESSEE                     1-10160                      62-0859007
- ------------------------          -------------              -------------------
(State of incorporation)           (Commission               (I.R.S. Employer
                                   File Number)              Identification No.)



                      UNION PLANTERS ADMINISTRATIVE CENTER
                          7130 GOODLETT FARMS PARKWAY
                            MEMPHIS, TENNESSEE 38018
                    ----------------------------------------
                    (Address of principal executive offices)



Registrant's telephone number, including area code:  (901) 383-6000
                                                    ----------------

                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

     Item 7 (b) below presents Union Planters Corporation's (the Corporation) unaudited pro forma financial statements reflecting certain pending and probable acquisitions as of and for the six months ended June 30, 1995, and for the three years ended December 31, 1994.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

(b)     Pro Forma Financial Information

        Index to Unaudited Pro Forma Financial Information

                                                                                     Page
                                                                                    ------
        (1)  Introduction                                                             1

        (2)  Unaudited Pro Forma Consolidated Balance Sheet
             as of June 30, 1995                                                      2

        (3)  Unaudited Pro Forma Consolidated Statement of Earnings
             for the Six Months Ended June 30, 1995                                   3

        (4)  Unaudited Pro Forma Consolidated Statement of Earnings
             for the Years Ended December 31, 1994, 1993, and 1992                  4 - 6

        (5)  Notes to Unaudited Pro Forma Consolidated Financial Statements           7


(c)     Exhibits

        3 -- Restated Charter of Incorporation, as amended April 27, 1995, of Union Planters Corporation (filed herewith)

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                               Union Planters Corporation
                                          ------------------------------------
                                                      Registrant



Date:    August 22, 1995                       /s/ M. Kirk Walters
       --------------------               ------------------------------------
                                                     M. Kirk Walters
                                            Senior Vice President, Treasurer,
                                               and Chief Accounting Officer

                           UNION PLANTERS CORPORATION

             Unaudited Pro Forma Consolidated Financial Statements

                           UNION PLANTERS CORPORATION
             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


INTRODUCTION

     The following unaudited pro forma consolidated financial statements present a balance sheet as of June 30, 1995, and statements of earnings for the six-month period ended June 30, 1995, and for each of the three years ended December 31, 1994. The pro forma balance sheet includes on a pro forma basis the acquisition of First State Bancorporation, Inc. (FSB) (acquisition consummated July 1, 1995), as well as other pending acquisitions, the consummations of which are considered by management to be probable. The statements of earnings for the six-month period ended June 30, 1995 and for the year ended December 31, 1994, present the pro forma impact of certain acquisitions completed in 1995 (see Note 1) and the pending acquisitions considered probable of consummation assuming that all of the acquisitions had been completed at January 1, 1994. Pro forma statements of earnings are also presented for the two years ended December 31, 1993, to reflect only the pending acquisition of Capital Bancorporation, Inc. (Capital) which is expected to be accounted for as a pooling of interests. Consummation of the Capital acquisition is considered probable. Capital would be deemed a significant subsidiary. With the exception of the Capital acquisition, the pro forma impacts of the other completed and probable acquisitions are not presented individually because these entities are not considered to be significant to the Corporation's consolidated financial condition or results of operations. The pro forma financial statements should be read in conjunction with the Corporation's 1994 Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q dated March 31, 1995 and June 30, 1995. Additionally, the Corporation's Current Reports on Form 8-K dated June 20, 1995 and August 21, 1995 include the definitive Agreement and Plan of Reorganization dated as of June 20, 1995 pursuant to which the Capital acquisition would be effected, Capital's audited consolidated financial statements as of December 31, 1994 and 1993 and for the three years ended December 31, 1994, and Capital's unaudited consolidated financial statements for the three and six-month periods ended June 30, 1995 and 1994.

UNION PLANTERS CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
JUNE 30, 1995
(Dollars in thousands)


                                                                                           UNION         OTHER
                                                                            CAPITAL      PLANTERS      PROBABLE
                                                  UNION                    PRO FORMA        AND         PENDING      PRO FORMA
                                                 PLANTERS     CAPITAL     ADJUSTMENTS     CAPITAL     ACQUISITIONS     TOTAL
                                                ----------   ----------   -----------   -----------   -----------   -----------
ASSETS
  Cash and due from banks                      $  434,175   $   27,905    $      0     $   462,080     $ 17,441     $   479,521
  Interest-bearing deposits at financial
    institutions                                   35,020        4,111           0          39,131          359          39,490
  Federal funds sold and securities
    purchased under agreements to resell           56,351       73,725           0         130,076       28,575         158,651
  Trading account securities                      210,775            0           0         210,775            0         210,775
  Loans held for resale                            54,136        5,248           0          59,384            0          59,384
  Investment securities
    Available for sale, at fair value           1,501,600       17,774           0       1,519,374       26,626       1,546,000
    Held to maturity, at amortized cost         1,005,348       97,644           0       1,102,992       77,829       1,180,821
  Loans                                         6,115,497      851,410           0       6,966,907      259,664       7,226,571
    Less:  Unearned income                        (30,410)      (1,898)          0         (32,308)      (1,618)        (33,926)
           Allowance for losses on loans         (118,675)     (13,702)          0        (132,377)      (3,005)       (135,382)
                                               ----------   ----------    --------     -----------     --------     -----------
        Net loans                               5,966,412      835,810           0       6,802,222      255,041       7,057,263

  Premises and equipment                          199,170       27,713           0         226,883       14,933         241,816
  Accrued interest receivable                      83,191        7,981           0          91,172        4,057          95,229
  Goodwill and other intangibles                   46,940       11,157           0          58,097       15,832          73,929
  Other assets                                    152,321        6,265           0         158,586        3,822         162,408
                                               ----------   ----------    --------     -----------     --------     -----------
        Total assets                           $9,745,439   $1,115,333    $      0     $10,860,772     $444,515     $11,305,287
                                               ==========   ==========    ========     ===========     ========     ===========
LIABILITIES AND SHAREHOLDERS' EQUITY
  Deposits
    Noninterest-bearing                        $1,244,678   $  100,841    $      0     $ 1,345,519     $ 74,854     $ 1,420,373
    Certificates of deposit of $100,000
      and over                                    585,569      113,176           0         698,745       56,243         754,988
    Other interest-bearing                      6,433,016      761,052           0       7,194,068      255,859       7,449,927
                                               ----------   ----------    --------     -----------     --------     -----------
        Total deposits                          8,263,263      975,069           0       9,238,332      386,956       9,625,288

  Short-term borrowings                           140,434       27,106           0         167,540        5,672         173,212
  FHLB advances                                   291,630        6,984           0         298,614            0         298,614
  Long-term debt                                  121,793       20,407           0         142,200       13,000         155,200
  Accrued interest, expenses, and taxes            76,672        6,180           0          82,852        2,678          85,530
  Other liabilities                                40,127        1,272           0          41,399        4,606          46,005
                                               ----------   ----------    --------     -----------     --------     -----------
        Total liabilities                       8,933,919    1,037,018           0       9,970,937      412,912      10,383,849
                                               ----------   ----------    --------     -----------     --------     -----------
  Shareholders' equity
    Preferred stock
      Convertible                                  87,298            0           0          87,298       17,288         104,586
      Nonconvertible                                    0       13,800           0          13,800            0          13,800
    Common stock                                  202,766          307      20,663         223,736        1,706         225,442
    Additional paid-in capital                     74,960       36,053     (20,663)         90,350        8,880          99,230
    Net unrealized gain (loss) on available
      for sale securities                             926         (118)          0             808         (146)            662
    Retained earnings                             445,570       28,273           0         473,843        3,875         477,718
                                               ----------   ----------    --------     -----------     --------     -----------
        Total shareholders' equity                811,520       78,315           0         889,835       31,603         921,438
                                               ----------   ----------    --------     -----------     --------     -----------
        Total liabilities and
          shareholders' equity                 $9,745,439   $1,115,333    $      0     $10,860,772     $444,515     $11,305,287
                                               ==========   ==========    ========     ===========     ========     ===========



                                               RETIREMENT
                                                OF DEBT
                                                  AND
                                               PREFERRED
                                                 STOCK       PRO FORMA
                                               OF CAPITAL   CONSOLIDATED
                                               ----------   ------------
ASSETS
  Cash and due from banks                      $       0    $   479,521
  Interest-bearing deposits at financial
    institutions                                       0         39,490
  Federal funds sold and securities
    purchased under agreements to resell         (34,000)       124,651
  Trading account securities                           0        210,775
  Loans held for resale                                0         59,384
  Investment securities
    Available for sale, at fair value                  0      1,546,000
    Held to maturity, at amortized cost                0      1,180,821
  Loans                                                0      7,226,571
    Less:  Unearned income                             0        (33,926)
           Allowance for losses on loans               0       (135,382)
                                               ---------    -----------
        Net loans                                      0      7,057,263

  Premises and equipment                               0        241,816
  Accrued interest receivable                          0         95,229
  Goodwill and other intangibles                       0         73,929
  Other assets                                         0        162,408
                                               ---------    -----------
        Total assets                           $ (34,000)   $11,271,287
                                               =========    ===========
LIABILITIES AND SHAREHOLDERS' EQUITY
  Deposits
    Noninterest-bearing                        $       0    $ 1,420,373
    Certificates of deposit of $100,000
      and over                                         0        754,988
    Other interest-bearing                             0      7,449,927
                                               ---------    -----------
        Total deposits                                 0      9,625,288

  Short-term borrowings                                0        173,212
  FHLB advances                                        0        298,614
  Long-term debt                                 (20,407)       134,793
  Accrued interest, expenses, and taxes                0         85,530
  Other liabilities                                    0         46,005
                                               ---------    -----------
        Total liabilities                        (20,407)    10,363,442
                                               ---------    -----------
  Shareholders' equity
    Preferred stock
      Convertible                                      0        104,586
      Nonconvertible                             (13,800)             0
    Common stock                                      60        225,502
    Additional paid-in capital                       147         99,377
    Net unrealized gain (loss) on available
      for sale securities                              0            662
    Retained earnings                                  0        477,718
                                               ---------    -----------
        Total shareholders' equity               (13,593)       907,845
                                               ---------    -----------
        Total liabilities and
          shareholders' equity                 $ (34,000)   $11,271,287
                                               =========    ===========



See the accompanying notes to the unaudited pro forma consolidated financial statements.

UNION PLANTERS CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
FOR THE SIX MONTHS ENDED JUNE 30, 1995
(Dollars in thousands, except per share data)

                                                                                                    OTHER
                                                                                                 CONSUMMATED
                                                                                      UNION          AND
                                                                                    PLANTERS      PROBABLE
                                                          UNION                        AND         PENDING      PRO FORMA
                                                         PLANTERS      CAPITAL       CAPITAL     ACQUISITIONS     TOTAL
                                                         --------      -------       -------     ------------   ---------
Interest income
  Interest and fees on loans                             $270,725       $34,397      $305,122       $14,594      $319,716
  Interest on investment securities
    Taxable                                                68,017         2,944        70,961         3,401        74,362
    Tax-exempt                                             15,700           256        15,956           202        16,158
  Interest on deposits at financial institutions              902             5           907            15           922
  Interest on federal funds sold and securities
    purchased under agreements to resell                    2,258         1,096         3,354           628         3,982
  Interest on trading account securities                    6,005             0         6,005             0         6,005
  Interest on loans held for resale                         1,239           118         1,357             0         1,357
                                                         --------       -------      --------       -------      --------
      Total interest income                               364,846        38,816       403,662        18,840       422,502
                                                         --------       -------      --------       -------      --------
Interest expense
  Interest on deposits                                    145,520        18,245       163,765         7,706       171,471
  Interest on short-term borrowings                         7,146           713         7,859            62         7,921
  Interest on FHLB advances and long-term debt             13,091           561        13,652           849        14,501
                                                         --------       -------      --------       -------      --------
      Total interest expense                              165,757        19,519       185,276         8,617       193,893
                                                         --------       -------      --------       -------      --------
      Net interest income                                 199,089        19,297       218,386        10,223       228,609
Provision for losses on loans                               3,686           852         4,538         1,344         5,882
                                                         --------       -------      --------       -------      --------
      Net interest income after provision
        for losses on loans                               195,403        18,445       213,848         8,879       222,727
                                                         --------       -------      --------       -------      --------
Noninterest income
  Service charges on deposit accounts                      33,888         1,783        35,671         1,329        37,000
  Investment securities losses                                 (3)            0            (3)            0            (3)
  Other income                                             37,885         2,431        40,316         1,183        41,499
                                                         --------       -------      --------       -------      --------
      Total noninterest income                             71,770         4,214        75,984         2,512        78,496
                                                         --------       -------      --------       -------      --------
Noninterest expense
  Salaries and employee benefits                           78,383         7,517        85,900         4,794        90,694
  Net occupancy expense                                    12,443         1,224        13,667         1,600        15,267
  Equipment expense                                        14,276         1,171        15,447             0        15,447
  Other expense                                            63,993         4,846        68,839         4,231        73,070
                                                         --------       -------      --------       -------      --------
      Total noninterest expense                           169,095        14,758       183,853        10,625       194,478
                                                         --------       -------      --------       -------      --------
      Earnings (loss) before income taxes                  98,078         7,901       105,979           766       106,745
Applicable income taxes (benefit)                          31,197         2,964        34,161           813        34,974
                                                         --------       -------      --------       -------      --------
      Net earnings (loss)                                $ 66,881       $ 4,937      $ 71,818       $   (47)     $ 71,771
                                                         ========       =======      ========       =======      ========


Earnings per common share
  Primary                                                $   1.56                    $   1.53
  Fully diluted                                              1.49                        1.46
Weighted average shares outstanding
  (in thousands)
    Primary                                                40,514                      44,300
    Fully diluted                                          45,005                      48,791

                                                        RETIREMENT
                                                          OF DEBT
                                                           AND
                                                        PREFERRED
                                                          STOCK       PRO FORMA
                                                        OF CAPITAL   CONSOLIDATED
                                                        ----------   ------------
Interest income
  Interest and fees on loans                             $      0      $319,716
  Interest on investment securities                                           0
    Taxable                                                     0        74,362
    Tax-exempt                                                  0        16,158
  Interest on deposits at financial institutions                0           922
  Interest on federal funds sold and securities                               0
    purchased under agreements to resell                   (1,017)        2,965
  Interest on trading account securities                        0         6,005
  Interest on loans held for resale                             0         1,357
                                                         --------      --------
      Total interest income                                (1,017)      421,485
                                                         --------      --------
Interest expense                                                              0
  Interest on deposits                                          0       171,471
  Interest on short-term borrowings                             0         7,921
  Interest on FHLB advances and long-term debt               (561)       13,940
                                                         --------      --------
      Total interest expense                                 (561)      193,332
                                                         --------      --------
      Net interest income                                    (456)      228,153
Provision for losses on loans                                   0         5,882
                                                         --------      --------
      Net interest income after provision                                     0
        for losses on loans                                  (456)      222,271
                                                         --------      --------
Noninterest income                                                            0
  Service charges on deposit accounts                           0        37,000
  Investment securities losses                                  0            (3)
  Other income                                                  0        41,499
                                                         --------      --------
      Total noninterest income                                  0        78,496
                                                         --------      --------
Noninterest expense                                                           0
  Salaries and employee benefits                                0        90,694
  Net occupancy expense                                         0        15,267
  Equipment expense                                             0        15,447
  Other expense                                                 0        73,070
                                                         --------      --------
      Total noninterest expense                                 0       194,478
                                                         --------      --------
      Earnings (loss) before income taxes                    (456)      106,289
Applicable income taxes (benefit)                            (178)       34,796
                                                         ---------     --------
      Net earnings (loss)                                $   (278)     $ 71,493
                                                         ========      ========


Earnings per common share
  Primary                                                              $   1.50
  Fully diluted                                                            1.42
Weighted average shares outstanding
  (in thousands)
    Primary                                                              44,641
    Fully diluted                                                        49,997


See the accompanying notes to the unaudited pro forma consolidated financial statements.

UNION PLANTERS CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 1994
(Dollars in thousands, except per share data)

                                                                                        OTHER                   RETIREMENT
                                                                                     CONSUMMATED                 OF DEBT
                                                                            UNION        AND                       AND
                                                                          PLANTERS    PROBABLE                  PREFERRED
                                                      UNION                  AND       PENDING      PRO FORMA     STOCK
                                                     PLANTERS   CAPITAL    CAPITAL   ACQUISITIONS     TOTAL     OF CAPITAL
                                                    ---------   --------  --------   ------------   ---------   ----------
Interest income
  Interest and fees on loans                         $460,617   $56,415   $517,032      $26,204     $543,236      $     0
  Interest on investment securities
    Taxable                                           156,429     5,583    162,012        6,005       168,017           0
    Tax-exempt                                         32,406       593     32,999          376        33,375           0
  Interest on deposits at financial institutions          718        16        734          105           839           0
  Interest on federal funds sold and securities
    purchased under agreements to resell                3,637       835      4,472          664         5,136      (1,411)
  Interest on trading account securities                9,143         0      9,143            0         9,143           0
  Interest on loans held for resale                     1,107       466      1,573            0         1,573           0
                                                     --------   -------   --------      -------      --------     -------
      Total interest income                           664,057    63,908    727,965       33,354       761,319      (1,411)
                                                     --------   -------   --------      -------      --------     -------
Interest expense
  Interest on deposits                                235,815    26,757    262,572       11,942       274,514           0
  Interest on short-term borrowings                    20,082     1,218     21,300           86        21,386           0
  Interest on FHLB advances and long-term debt         19,882     1,097     20,979        1,647        22,626      (1,097)
                                                     --------   -------   --------      -------      --------     -------
      Total interest expense                          275,779    29,072    304,851       13,675       318,526      (1,097)
                                                     --------   -------   --------      -------      --------     -------
      Net interest income                             388,278    34,836    423,114       19,679       442,793        (314)
Provision for losses on loans                           3,636     1,258      4,894        1,394         6,288           0
                                                     --------   -------   --------      -------      --------     -------
      Net interest income after provision
        for losses on loans                           384,642    33,578    418,220       18,285       436,505        (314)
                                                     --------   -------   --------      -------      --------     -------
Noninterest income
  Service charges on deposit accounts                  52,590     2,962     55,552        3,255        58,807           0
  Investment securities gains (losses)                (20,298)        0    (20,298)           1       (20,297)          0
  Other income                                         61,270     4,281     65,551        2,877        68,428           0
                                                     --------   -------   --------      -------      --------     -------
      Total noninterest income                         93,562     7,243    100,805        6,133       106,938           0
                                                     --------   -------   --------      -------      --------     -------
Noninterest expense
  Salaries and employee benefits                      160,862    14,356    175,218        9,250       184,468           0
  Net occupancy expense                                25,750     2,291     28,041        3,611        31,652           0
  Equipment expense                                    26,451     2,247     28,698          540        29,238           0
  Other expense                                       185,772     9,968    195,740        8,233       203,973           0
                                                     --------   -------   --------      -------      --------     -------
      Total noninterest expense                       398,835    28,862    427,697       21,634       449,331           0
                                                     --------   -------   --------      -------      --------     -------
      Earnings (loss) before income taxes              79,369    11,959     91,328        2,784        94,112        (314)
Applicable income taxes (benefit)                      20,761     4,706     25,467        1,764        27,231        (122)
                                                     --------   -------   --------      -------      --------     -------
      Net earnings (loss)                            $ 58,608   $ 7,253   $ 65,861      $ 1,020      $ 66,881     $  (192)
                                                     ========   =======   ========      =======      ========     =======


Earnings per common share
  Primary                                            $   1.25             $   1.28
  Fully diluted                                          1.25                 1.28
Weighted average shares outstanding
  (in thousands)
    Primary                                            40,055               43,741
    Fully diluted                                      40,397               44,083





                                                    PRO FORMA
                                                   CONSOLIDATED
                                                   ------------
Interest income
  Interest and fees on loans                         $543,236
  Interest on investment securities
    Taxable                                           168,017
    Tax-exempt                                         33,375
  Interest on deposits at financial institutions          839
  Interest on federal funds sold and securities
    purchased under agreements to resell                3,725
  Interest on trading account securities                9,143
  Interest on loans held for resale                     1,573
                                                     --------
      Total interest income                           759,908
                                                     --------
Interest expense
  Interest on deposits                                274,514
  Interest on short-term borrowings                    21,386
  Interest on FHLB advances and long-term debt         21,529
                                                     --------
      Total interest expense                          317,429
                                                     --------
      Net interest income                             442,479
Provision for losses on loans                           6,288
                                                     --------
      Net interest income after provision
        for losses on loans                           436,191
                                                     --------
Noninterest income
  Service charges on deposit accounts                  58,807
  Investment securities gains (losses)                (20,297)
  Other income                                         68,428
                                                     --------
      Total noninterest income                        106,938
                                                     --------
Noninterest expense
  Salaries and employee benefits                      184,468
  Net occupancy expense                                31,652
  Equipment expense                                    29,238
  Other expense                                       203,973
                                                     --------
      Total noninterest expense                       449,331
                                                     --------
      Earnings (loss) before income taxes              93,798
Applicable income taxes (benefit)                      27,109
                                                     --------
      Net earnings (loss)                            $ 66,689
                                                     ========


Earnings per common share
  Primary                                            $   1.29
  Fully diluted                                          1.29
Weighted average shares outstanding
  (in thousands)
    Primary                                            44,082
    Fully diluted                                      44,424


See the accompanying notes to the unaudited pro forma consolidated financial statements.

UNION PLANTERS CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 1993
(Dollars in thousands, except per share data)

                                                               UNION               PRO FORMA
                                                             PLANTERS    CAPITAL     TOTAL
                                                             --------    -------   ---------
Interest income
  Interest and fees on loans                                 $375,567    $50,400   $425,967
  Interest on investment securities
    Taxable                                                   151,538      5,865    157,403
    Tax-exempt                                                 29,825        682     30,507
  Interest on deposits at financial institutions                1,742        120      1,862
  Interest on federal funds sold and securities
    purchased under agreements to resell                        5,092      1,083      6,175
  Interest on trading account securities                        6,194          0      6,194
  Interest on loans held for resale                             7,432          6      7,438
                                                             --------    -------   --------
      Total interest income                                   577,390     58,156    635,546
                                                             --------    -------   --------
Interest expense
  Interest on deposits                                        213,197     24,822    238,019
  Interest on short-term borrowings                             7,230        973      8,203
  Interest on FHLB advances and long-term debt                 13,253      1,038     14,291
                                                             --------    -------   --------
      Total interest expense                                  233,680     26,833    260,513
                                                             --------    -------   --------
      Net interest income                                     343,710     31,323    375,033
Provision for losses on loans                                  16,558      1,392     17,950
                                                             --------    -------   --------
      Net interest income after provision
        for losses on loans                                   327,152     29,931    357,083
                                                             --------    -------   --------
Noninterest income
  Service charges on deposit accounts                          46,532      2,958     49,490
  Investment securities gains (losses)                          4,495         11      4,506
  Other income                                                 68,898      4,668     73,566
                                                             --------    -------   --------
      Total noninterest income                                119,925      7,637    127,562
                                                             --------    -------   --------
Noninterest expense
  Salaries and employee benefits                              150,383     13,328    163,711
  Net occupancy expense                                        23,356      2,037     25,393
  Equipment expense                                            23,986      2,003     25,989
  Other expense                                               121,956      9,401    131,357
                                                             --------    -------   --------
      Total noninterest expense                               319,681     26,769    346,450
                                                             --------    -------   --------
      Earnings before income taxes, extraordinary
        items, and accounting changes                         127,396     10,799    138,195
Applicable income taxes                                        37,420      3,748     41,168
                                                             --------    -------   --------
      Earnings before extraordinary items
        and accounting changes                               $ 89,976    $ 7,051   $ 97,027
                                                             ========    =======   ========

Earnings per common share
  Primary                                                    $   2.31              $   2.24
  Fully diluted                                                  2.23                  2.18
Weighted average shares outstanding
  (in thosands)
    Primary                                                    35,311                38,914
    Fully diluted                                              39,541                43,144

See the accompanying notes to the unaudited pro forma consolidated financial statements.

UNION PLANTERS CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 1992
(Dollars in thousands, except per share data)

                                                           UNION               PRO FORMA
                                                          PLANTERS   CAPITAL     TOTAL
                                                          --------   -------   ---------
Interest income
  Interest and fees on loans                              $314,814   $44,134   $358,948
  Interest on investment securities
    Taxable                                                142,663     4,640    147,303
    Tax-exempt                                              22,238       608     22,846
  Interest on deposits at financial institutions             4,915        70      4,985
  Interest on federal funds sold and securities
    purchased under agreements to resell                     5,250       979      6,229
  Interest on trading account securities                     6,648         0      6,648
  Interest on loans held for resale                          7,250         0      7,250
                                                          --------   -------   --------
      Total interest income                                503,778    50,431    554,209
                                                          --------   -------   --------
Interest expense
  Interest on deposits                                     209,035    25,035    234,070
  Interest on short-term borrowings                          8,040     1,046      9,086
  Interest on FHLB advances and long-term debt               5,555       287      5,842
                                                          --------   -------   --------
      Total interest expense                               222,630    26,368    248,998
                                                          --------   -------   --------
      Net interest income                                  281,148    24,063    305,211
Provision for losses on loans                               27,182     1,889     29,071
                                                          --------   -------   --------
      Net interest income after provision
        for losses on loans                                253,966    22,174    276,140
                                                          --------   -------   --------
Noninterest income
  Service charges on deposit accounts                       35,590     2,160     37,750
  Investment securities gains (losses)                      14,019         0     14,019
  Other income                                              63,000     2,756     65,756
                                                          --------   -------   --------
      Total noninterest income                             112,609     4,916    117,525
                                                          --------   -------   --------
Noninterest expense
  Salaries and employee benefits                           116,764     9,005    125,769
  Net occupancy expense                                     19,401     1,392     20,793
  Equipment expense                                         18,836     1,495     20,331
  Other expense                                            124,463     6,309    130,772
                                                          --------   -------   --------
      Total noninterest expense                            279,464    18,201    297,665
                                                          --------   -------   --------
      Earnings before income taxes                          87,111     8,889     96,000
Applicable income taxes                                     23,861     3,187     27,048
                                                          --------   -------   --------
      Net earnings                                        $ 63,250   $ 5,702   $ 68,952
                                                          ========   =======   ========
Earnings per common share
  Primary                                                 $   1.79             $   1.75
  Fully diluted                                               1.77                 1.73
Weighted average shares outstanding
  (in thousands)
    Primary                                                 31,910               35,463
    Fully diluted                                           34,754               38,307

See the accompanying notes to the unaudited pro forma consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1.   CONSUMMATED ACQUISITIONS

     The unaudited pro forma consolidated balance sheet and statements of earnings reflect the consummated and all pending acquisitions, consummation of which management deems probable, which are listed below. The unaudited pro forma consolidated balance sheet gives effect to these transactions at June 30, 1995 as if they had been consummated on that date, and the unaudited pro forma consolidated statements of earnings reflect the impact of the transactions as if they had been consummated January 1, 1994, except for the acquisition of Capital which is presented assuming the transaction had been consummated January 1, 1992. In addition to the Corporation's completed acquisition of FSB, Capital acquired Home Federal Savings and Loan Association (Home Federal) on June 30, 1995. The pro forma impact of that acquisition assuming consummation January 1, 1994 is presented in the statement of earnings.

     The unaudited pro forma consolidated results shown are not necessarily indicative of future operating results, nor can there be any assurance that the pending transactions will be consummated.


UNION PLANTERS CORPORATION ACQUISITION ACCOUNTED FOR AS A PURCHASE AND COMPLETED JULY 1, 1995


                                                                            PURCHASE       RESULTING           APPROXIMATE
       INSTITUTION                       ACQUIRED       CONSIDERATION         PRICE        INTANGIBLES         TOTAL ASSETS
 -----------------------                ----------     ---------------      ---------     -------------        ------------
                                                                                       (DOLLARS IN MILLIONS)
First State Bancorporation, Inc.,         7/1/95       388,497 Shares of      $13.5           $6.5                $110
  Parent Company of First Exchange                     Series E
  Bank in Tiptonville, Tennessee (FSB)                 Preferred Stock

UNION PLANTERS CORPORATION PROBABLE PENDING ACQUISITIONS AT AUGUST 21, 1995


                                                                                   ANTICIPATED
                                                                                    METHOD OF                 APPROXIMATE
           INSTITUTION                               CONSIDERATION                  ACCOUNTING                TOTAL ASSETS
     -----------------------                        ---------------                ------------              --------------
                                                                                                         (DOLLARS IN MILLIONS)
Planters Bank & Trust Co. in                        Common Stock                   Pooling of                    $   60
  Forrest City, Arkansas                            Approximately                  Interests
                                                    341,000 Shares

Eastern National Bank in Miami, Florida             Approximately $4.5 million     Purchase                         266
                                                    in cash, 303,030 Shares of
                                                    Series E Preferred Stock
                                                    and $14.5 million in
                                                    promissory notes

Capital Bancorporation, Inc.,                       Approximately 4,200,000        Pooling of                     1,115
  Cape Girardeau, Missouri,                         shares of Common Stock (1)     Interests                     ------
  Parent Company of Capital Bank of
  Cape Girardeau County;
  Capital Bank of Columbia;
  Capital Bank of Southwest Missouri;
  Capital Bank & Trust;
  Capital Bank of Sikeston;
  Capital Bank of Perryville, N.A.;
  Maryland Avenue Bancorporation, Inc.;
  Century State Bancshares, Inc; and
  Capital Bank, a Federal Savings Bank
  (Jonesboro, Arkansas) - (Capital)

          Total                                                                                                  $1,441
                                                                                                                 ======

(1) Estimated maximum number of shares to be issued in the acquisition



ACQUISITION BY CAPITAL BANCORPORATION, INC. ACCOUNTED FOR AS A PURCHASE AND CONSUMMATED AS OF JUNE 30, 1995

                                                                                     RESULTING               APPROXIMATE
           INSTITUTION                               CONSIDERATION                  INTANGIBLES              TOTAL ASSETS
     -----------------------                        ---------------                -------------            --------------
                                                                                (DOLLARS IN MILLIONS)
Home Federal Savings and Loan Association           $6.9 million                   $3.2 million                  $   82
  (Home Federal), a federally chartered             in cash
  stock savings association in
  Jonesboro, Arkansas (name changed to
  Capital Bank, a Federal Savings Bank,
  at acquisition)




NOTE 3.   UNAUDITED PRO FORMA ADJUSTMENTS

     The following summarizes the unaudited pro forma adjustments which are necessary to reflect the transactions described previously. The adjustments for probable acquisitions are based on currently available information and could change significantly upon consummation. Not all purchase accounting adjustments have been reflected because certain information is not available; however, the amounts not reflected are not expected to be material.

                  UNION PLANTERS CORPORATION AND SUBSIDIARIES
          UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET ADJUSTMENTS
                                    CAPITAL


                                                                                        JUNE 30, 1995
                                                                                        DEBIT (CREDIT)
                                                                                    ----------------------
                                                                                    (DOLLARS IN THOUSANDS)
(1)  COMMON STOCK
       TO ELIMINATE COMMON STOCK                                                       $    307
       ISSUANCE OF COMMON STOCK                                                         (20,970)
                                                                                       --------
         TOTAL                                                                                   $(20,663)

(2)  ADDITIONAL PAID-IN CAPITAL
       TO ELIMINATE SURPLUS                                                              36,053
       EXCESS OF TOTAL EQUITY OVER PAR/STATED VALUE OF STOCK ISSUED                     (15,390)
                                                                                       --------
           TOTAL                                                                                   20,663


                                                                                                 --------
                            TOTAL                                                                $      0
                                                                                                 ========

                  UNION PLANTERS CORPORATION AND SUBSIDIARIES
          UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET ADJUSTMENTS
               RETIREMENT OF DEBT AND PREFERRED STOCK OF CAPITAL


                                                                               JUNE 30, 1995
                                                                               DEBIT (CREDIT)
                                                                           ----------------------
                                                                           (DOLLARS IN THOUSANDS)
(1)  FEDERAL FUNDS SOLD
       CASH PAID TO RETIRE LONG-TERM DEBT                                     $(20,200)
       CASH PAID TO RETIRE PREFERRED STOCK                                     (13,800)
                                                                              --------
         TOTAL                                                                          $(34,000)

(2)  LONG-TERM DEBT
       RETIREMENT OF LONG-TERM DEBT                                           $ 20,200
       CONVERT CONVERTIBLE DEBT TO COMMON STOCK                                    207
                                                                              --------
         TOTAL                                                                            20,407

(3)  NONCONVERTIBLE PREFERRED STOCK
       RETIREMENT OF PREFERRED STOCK                                                      13,800

(4)  COMMON STOCK
       DEBT CONVERTED TO COMMON STOCK                                               (1)
       TO ELIMINATE COMMON STOCK                                                     1
       ISSUANCE OF COMMON STOCK                                                    (60)
                                                                              --------
         TOTAL                                                                               (60)

(5)  ADDITIONAL PAID-IN CAPITAL
       EXCESS OVER PAR OF DEBT CONVERTED TO COMMON STOCK                          (206)
       TO ELIMINATE SURPLUS                                                        206
       EXCESS OF TOTAL EQUITY OVER PAR/STATED VALUE OF STOCK ISSUED               (147)
                                                                              --------
                                                                                            (147)

                                                                                        --------
                            TOTAL                                                       $      0
                                                                                        ========

                  UNION PLANTERS CORPORATION AND SUBSIDIARIES
      UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS ADJUSTMENTS
               RETIREMENT OF DEBT AND PREFERRED STOCK OF CAPITAL


                                                                                    SIX          TWELVE
                                                                                   MONTHS        MONTHS
                                                                                   ENDED         ENDED
                                                                                  06/30/95      12/31/94
                                                                                  --------      --------
                                                                                  (DOLLARS IN THOUSANDS)
(1) INTEREST INCOME - FEDERAL FUNDS SOLD
      REDUCTION OF INTEREST INCOME DUE TO CASH PAID TO:
        RETIRE LONG-TERM DEBT                                                      $  604       $   838
        RETIRE NONCONVERTIBLE PREFERRED STOCK                                         413           573
                                                                                   ------       -------
          TOTAL                                                                     1,017         1,411

(2) INTEREST EXPENSE - LONG-TERM DEBT
      REDUCTION OF INTEREST EXPENSE DUE TO RETIREMENT OF LONG-TERM DEBT              (561)       (1,097)

(3) APPLICABLE INCOME TAXES
      TAX EFFECT OF ABOVE ADJUSTMENTS,
        ASSSUMING A 39% TAX RATE                                                     (178)         (122)

                                                                                   ------       -------
             TOTAL                                                                 $  278       $   192
                                                                                   ======       =======


NOTE 4.   EARNINGS CONSIDERATIONS RELATED TO PENDING ACQUISITIONS

     Incidental to the Corporation's pending acquisitions, certain charges will be incurred. These charges relate to the companies being acquired and typically include, but are not limited to, elimination of duplicate facilities or branch closings, staff reductions, write-down of assets, the potential of additional provisions for losses on loans, etc. Reviews and assessments of the entities being acquired are ongoing as management evaluates items of the types identified in due diligence reviews. At this time, quantifications of any potential charges or the relative significance to the Corporation's results of operations cannot be determined.


NOTE 5.   UNAUDITED PRO FORMA CAPITAL RATIOS

     The following table summarizes the Corporation's unaudited capital ratios as of June 30, 1995 and the unaudited pro forma capital ratios assuming consummation of all completed and probable acquisitions as of June 30, 1995.


                                                                  AS ADJUSTED FOR THE
                                          ACTUAL                      ACQUISITIONS
                                         --------                 --------------------
Shareholders' Equity
  to Assets                                8.33%                           8.05%

Leverage Ratio                             7.96                            7.53

Tier 1 Capital to
  risk-weighted assets*                   12.98                           11.98

Total Capital to
  risk-weighted assets*                   15.49                           14.30


*Based on estimated risk-weighted assets of the acquisition consummated subsequent to June 30, 1995 and all pending acquisitions.